SECURITIES AND EXCHANGE COMMISSION
                                       WASHINGTON, D. C. 20549

                                            FORM 8-K

                                         CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                          Date of report: August 28, 2006
                          -------------------------------
                          (Date of earliest event report)


                               CALA CORPORATION
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               (Exact name of Registrant as specified in its charter)


               OKLAHOMA                   01-15109       73-1251800
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          (State or other jurisdiction (Commission   (I.R.S. Employer
           of incorporation)           File Number)    Identification No.)


                              13 Main Street
                         Titusville, Florida 32796
                             (321) 383-8077
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            (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)


                                   Joseph Cala
                                 13 Main Street
                           Titusville, Florida 32796
                                 (713) 302-8689
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                (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)


The company (Cala Corporation)Trading under stock symbol CCAA, has sold off the Mangia Italia Restaurant located in San Raomon, California for the amount of 90,000.00 to Sergio Restaurant, Inc.

The company has subleased out Forli Restaurant and Bar located in Alamo California to Davanzante, Inc. for the amount of 102,000.00 plus CAM. annually. However the company will maintain the master lease commitment for the same amount with Diable Holding Trust until January, 2016.




Date: August 28, 2006                  Cala Corporation


                                     ---/s/Joseph Cala-------
                                     By: Joseph Cala
                                     Chairman and Chief Executive Officer